                                                                    Exhibit 4(b)
CREDIT AGREEMENT DATED AS OF SEPTEMBER 15, 1995
THIRD AMENDMENT DATED AS OF MAY 17, 1996

                                                                                                              SIGNATURE
                                                           REVOLVING                             TOTAL           PAGE
INSTITUTION                                                  CREDIT              TERM LOAN     COMMITMENTS     RECEIVED
Chemical Bank - U.S. Administrative Agent                 $ 60,082,367.58    $  5,894,562.52  $   65,976,930.10  Yes
ABN AMRO                                                  $  7,147,371.48    $  2,421,679.59  $    9,569,051.07  Yes
Arab Banking Corporation                                  $          0.00    $  4,314,769.24  $    4,314,769.24  Yes
Australia-New Zealand Bank                                $  4,137,931.03    $  1,487,851.47  $    5,625,782.50  Yes
Bank of America Illinois                                  $  8,426,098.23    $ 12,793,307.12  $   21,219,405.35  Yes
Bank of America National Trust and Savings Association    $ 35,580,045.48    $ 11,776,848.27  $   47,356,893.75  Yes
Bank Austria                                              $  4,913,635.42    $ 12,069,091.66  $   16,982,727.08  Yes
Bank of Hawaii                                            $  2,758,620.69    $    991,900.97  $    3,750,521.66  Yes
Bank of Montreal                                          $ 31,135,601.03    $  5,245,335.24  $   36,380,936.27  Yes
Bank of New York                                          $ 35,580,045.48    $  4,163,768.66  $   39,743,814.14  Yes
Bank of Nova Scotia                                       $ 47,867,074.42    $  3,467,767.21  $   51,334,841.63  Yes
Bank of Scotland                                          $  5,000,000.00    $          0.00  $    5,000,000.00  Yes
Bank Polska                                               $          0.00    $  5,337,107.70  $    5,337,107.70  Yes
Banque Francaise Du Commerce                              $          0.00    $  7,901,210.26  $    7,901,210.26  Yes
C.M. Life Insurance Co.                                   $          0.00    $  1,466,283.96  $    1,466,283.96
Canadian Imperial Bank of Commerce                        $ 23,293,016.54    $          0.00  $   23,293,016.54  Yes
Chase Manhattan                                           $ 42,500,428.14    $  1,438,256.39  $   43,938,684.53  Yes
Chiao Tung Bank Co., Ltd. Taipei                          $  4,444,444.45    $  1,598,062.68  $    6,042,507.13  Yes
Chuo Trust & Banking                                      $          0.00    $  2,876,512.83  $    2,876,512.83  Yes
Citibank                                                  $ 35,580,045.48    $          0.00  $   35,580,045.48  Yes
Commerzbank                                               $ 25,235,217.89    $    518,899.64  $   25,754,117.53  Yes
Credit Agricole                                           $  6,671,267.54    $  4,072,878.79  $   10,744,146.33  Yes
Credit Lyonnais                                           $ 35,580,045.48    $  7,097,811.73  $   42,677,857.21  Yes
Credit Suisse                                             $ 29,946,242.66    $  4,572,027.80  $   34,518,270.46  Yes
Dai-Ichi Kangyo                                           $  5,000,000.00    $  2,876,512.83  $    7,876,512.83  Yes
Deutsche Bank AG                                          $ 13,793,103.45    $  4,959,504.86  $   18,752,608.31  Yes
Farm Credit Services Midlands FLCA                        $ 13,220,338.98    $  7,150,653.34  $   20,370,992.32  Yes
Farm Credit Services Midlands PCA                         $  2,203,389.83    $  1,191,775.56  $    3,395,165.39  Yes
First National Bank of Chicago                            $ 11,553,818.79    $  1,934,377.10  $   13,488,195.89  Yes
Fuji Bank, Limited                                        $ 13,342,535.08    $  4,797,496.65  $   18,140,031.73  Yes
Heritage Bank                                             $  5,000,000.00    $          0.00  $    5,000,000.00  Yes
Industrial Bank of Japan                                  $  7,147,371.48    $  2,421,679.59  $    9,569,051.07  Yes
LTCB Trust Company                                        $ 40,953,082.78    $ 10,463,757.98  $   51,416,840.76  Yes
Manufacturers Bank                                        $          0.00    $  1,438,256.41  $    1,438,256.41
Massachusetts Mutual Life Insurance Company               $          0.00    $    598,904.72  $      598,904.72  Yes
The Bank of Tokyo-Mitsubishi, Limited                     $  6,671,267.54    $  2,398,748.33  $    9,070,015.87
Mitsui Trust & Banking                                    $ 11,267,606.00    $  4,051,426.40  $   15,319,032.40  Yes
Morgan Guaranty                                           $ 28,913,378.48    $ 14,674,104.05  $   43,587,482.53  Yes
National Australia Bank                                   $ 20,689,655.17    $  7,448,275.87  $   28,137,931.04  Yes
NationsBank                                               $ 35,580,046.48    $ 12,793,307.12  $   48,373,353.60  Yes
Norddeutsche Landesbank GZ                                $  7,117,537.72    $  2,562,277.58  $    9,679,815.30  Yes
Northern Trust                                            $  6,671,267.54    $  2,398,748.33  $    9,070,015.87  Yes
Prospect Street Senior Portfolio                          $          0.00    $  4,027,117.96  $    4,027,117.96  Yes
P.T. Bank Negara Indonesia                                $          0.00    $  6,819,011.20  $    6,819,011.20  Yes
Rabobank                                                  $          0.00    $  7,375,673.90  $    7,375,673.90  Yes
Royal Bank of Canada -- Canadian Administrative Agent     $ 21,992,996.15    $    716,609.87  $   22,709,606.02  Yes
Sanwa Bank                                                $ 13,342,535.08    $ 17,304,076.26  $   30,646,611.34  Yes
Societe Generale                                          $  7,147,371.48    $  2,421,679.59  $    9,569,051.07  Yes
Sumitomo Bank, Limited                                    $  6,666,667.00    $  2,397,093.92  $    9,063,760.92  Yes
Sumitomo Trust & Banking                                  $ 15,592,203.89    $  5,609,403.00  $   21,201,606.89  Yes
Tokai Bank                                                $ 10,344,827.59    $  3,724,137.93  $   14,068,965.52  Yes
Toronto Dominion Bank                                     $ 35,580,045.48    $ 12,793,307.12  $   48,373,352.60  Yes
Union Bank                                                $  5,633,802.82    $  5,516,995.31  $   11,150,798.13  Yes
United Jersey Bank                                        $          0.00    $  2,876,512.83  $    2,876,512.83  Yes
Van Kampen Merritt Prime Rate Income Trust                $          0.00    $ 20,250,322.45  $   20,250,322.45  Yes
Westdeutsche Landesbank                                   $          0.00    $  7,375,673.89  $    7,375,673.89  Yes
Yasuda Trust                                              $  8,695,652.17    $  3,126,644.37  $   11,822,296.54  Yes
                                                       --------------------------------------------------------
TOTAL                                                     $800,000,000.00    $288,000,000.05  $1,088,000,000.05
                                                       ========================================================

                                                          CANADIAN SIGNATURE
                                                               RECEIVED          APPROVAL
INSTITUTION                                                 IF APPLICABLE         COUNT               COMMENTS
Chemical Bank - U.S. Administrative Agent                         Yes               6.0641%
ABN AMRO                                                          NA                0.8795%
Arab Banking Corporation                                          NA                0.3966%
Australia-New Zealand Bank                                        NA                0.5171%
Bank of America Illinois                                          NA                1.9503%
Bank of America National Trust and Savings Association            Yes               4.3527%
Bank Austria                                                      NA                1.5609%
Bank of Hawaii                                                    NA                0.3447%
Bank of Montreal                                                  Yes               3.3438%
Bank of New York                                                  NA                3.6529%
Bank of Nova Scotia                                                                 4.7183%
Bank of Scotland                                                  NA                0.4596%
Bank Polska                                                       NA                0.4905%
Banque Francaise Du Commerce                                      NA                0.7262%
C.M. Life Insurance Co.                                           NA                0.0000%
Canadian Imperial Bank of Commerce                                Yes               2.1409%
Chase Manhattan                                                   NA                4.0385%
Chiao Tung Bank Co., Ltd. Taipei                                  NA                0.5554%
Chuo Trust & Banking                                              NA                0.2644%
Citibank                                                          Yes               3.2702%
Commerzbank                                                       NA                2.3671%
Credit Agricole                                                   NA                0.9875%
Credit Lyonnais                                                   NA                3.9226%
Credit Suisse                                                     NA                3.1726%
Dai-Ichi Kangyo                                                   NA                0.7239%
Deutsche Bank AG                                                  Yes               1.7236%
Farm Credit Services Midlands FLCA                                NA                1.8723%
Farm Credit Services Midlands PCA                                 NA                0.3121%
First National Bank of Chicago                                    NA                1.2397%
Fuji Bank, Limited                                                NA                1.6673%
Heritage Bank                                                     NA                0.4596%
Industrial Bank of Japan                                          NA                0.8795%
LTCB Trust Company                                                NA                4.7258%
Manufacturers Bank                                                NA                0.0000%
Massachusetts Mutual Life Insurance Company                       NA                0.0550%
The Bank of Tokyo-Mitsubishi, Limited                             NA                0.8336%
Mitsui Trust & Banking                                            NA                1.4080%
Morgan Guaranty                                                                     4.0062%
National Australia Bank                                           NA                2.5862%
NationsBank                                                       NA                4.4461%
Norddeutsche Landesbank GZ                                        NA                0.8897%
Northern Trust                                                    NA                0.8336%
Prospect Street Senior Portfolio                                  NA                0.3701%
P.T. Bank Negara Indonesia                                        NA                0.6267%
Rabobank                                                          NA                0.6779%
Royal Bank of Canada -- Canadian Administrative Agent             Yes               2.0873%
Sanwa Bank                                                        NA                2.8168%
Societe Generale                                                  NA                0.8795%
Sumitomo Bank, Limited                                            NA                0.8331%
Sumitomo Trust & Banking                                          NA                1.9487%
Tokai Bank                                                        NA                1.2931%
Toronto Dominion Bank                                             Yes               4.4461%
Union Bank                                                        NA                1.0249%
United Jersey Bank                                                NA                0.2644%
Van Kampen Merritt Prime Rate Income Trust                        NA                1.8612%
Westdeutsche Landesbank                                           NA                0.6779%
Yasuda Trust                                                      NA                1.0866%
                                                                                 ----------
TOTAL                                                                              99.7330%
                                                                                 ==========

                               THIRD AGREEMENT

          THIRD AMENDMENT, dated as of May 17, 1996 (this "Third Amendment"), to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 15, 1995 (as amended to the date hereof, the "Credit Agreement"), among CASE CORPORATION, a Delaware corporation (the "U.S. Borrower"), CASE CANADA CORPORATION/CORPORATION CASE CANADA, a company organized under the laws of the province of Ontario, Canada (the "Canadian Borrower"; and, with the U.S. Borrower, collectively, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), the co-agents named therein, ROYAL BANK OF CANADA, a Canadian chartered bank (the "Canadian Administrative Agent") and CHEMICAL BANK, a New York banking corporation (the "U.S. Administrative Agent"), as administrative agents for the Lenders; unless otherwise defined herein capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

                                  W I T N E S S E T H :

          WHEREAS, the Borrowers have requested that the Credit Agreement be amended upon the terms and conditions set forth herein; and

          WHEREAS, subject to the terms and conditions set forth herein, the Lenders and the Administrative Agents have agreed to such amendments;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

          1. Amendments of Subsection 10.7. Subsection 10.7 of the Credit Agreement is hereby amended by:

     (a)  deleting the word "and" at the end of paragraph (e) thereof;

     (b)  inserting the following in proper alphabetical order:

          "(f) Investments by Case Credit or any of its Subsidiaries; and";

     (c)  renumbering paragraph (f) thereof as paragraph (g); and

     (d) substituting for the parenthetical in current paragraph (f) thereof the following:

          "(excluding Investments permitted under paragraphs (a) through (f) above)".

          2. Effectiveness. This Third Amendment shall become effective on and as of the date on which the U.S. Administrative Agent receives counterparts of this Third Amendment executed and delivered by duly authorized officers of each Borrower, each Administrative Agent and the Majority Lenders.

          3. Effect on Loan Documents. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit Agreement and the other Loan Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

          4. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          5. Counterparts. This Third Amendment may be executed by one or more parties to this Third Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers of the day and year first above written.

                                  CASE CORPORATION

                                  By: /s/ Benson K. Woo
                                      --------------------------------------
                                  Title:  Vice President & Treasurer

                                  CASE CANADA CORPORATION/CORPORATION
                                    CASE CANADA

                                  By: /s/ Benson K. Woo
                                      --------------------------------------
                                  Title:  Treasurer

                                  CHEMICAL BANK, as Administrative
                                    Agent and a U.S. Lender

                                  By:
                                      --------------------------------------
                                  Title:

                                  Chemical BANK OF CANADA, as a
                                    Canadian Lender

                                  By:
                                      --------------------------------------
                                  Title:

                                  Royal BANK OF CANADA, as a Canadian
                                    Administrative Agent, a U.S. Lender
                                    and a Canadian Lender

                                  By:
                                      --------------------------------------
                                  Title:

      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers of the day and year first above written.

                                  CASE CORPORATION

                                  By:
                                      --------------------------------------
                                  Title:

                                  CASE CANADA CORPORATION/CORPORATION
                                    CASE CANADA

                                  By:
                                      --------------------------------------
                                  Title:

                                  CHEMICAL BANK, as Administrative
                                    Agent and a U.S. Lender

                                  By: /s/ Edward Devine
                                      --------------------------------------
                                  Title:  Managing Director

                                  CHEMICAL BANK OF CANADA, as a
                                    Canadian Lender

                                  By:
                                      --------------------------------------
                                  Title:

                                  ROYAL BANK OF CANADA, as a Canadian
                                    Administrative Agent, a U.S. Lender
                                    and a Canadian Lender

                                  By:
                                      --------------------------------------
                                  Title:

     IN WITNESS WHEREOF, the parties hereto have caused this third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                  CASE CORPORATION

                                  By:
                                     ---------------------------------------
                                  Title:


                                  CASE CANADA CORPORATION/CORPORATION
                                    CASE CANADA

                                  By:
                                     ---------------------------------------
                                  Title:


                                  CHEMICAL BANK, as Administrative
                                    Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  CHEMICAL BANK OF CANADA, as a
                                    Canadian Lender

                                  By:  /s/ OWEN ROBERTS
                                     ---------------------------------------
                                  Title:  Owen Roberts, Vice President


                                  ROYAL BANK OF CANADA, as a Canadian
                                    Administrative Agent, a U.S.
                                    Lender and a Canadian Lender

                                  By:
                                     ---------------------------------------
                                  Title:

     IN WITNESS WHEREOF, the parties hereto have caused this third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                  CASE CORPORATION

                                  By:
                                     ---------------------------------------
                                  Title:


                                  CASE CANADA CORPORATION/CORPORATION
                                    CASE CANADA

                                  By:
                                     ---------------------------------------
                                  Title:


                                  CHEMICAL BANK, as Administrative
                                    Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  CHEMICAL BANK OF CANADA, as a
                                    Canadian Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  ROYAL BANK OF CANADA, as a Canadian
                                    Administrative Agent, a U.S.
                                    Lender and a Canadian Lender

                                  By:  /s/ PRESTON D. JONES
                                     ---------------------------------------
                                  Title:  Senior Manager
                                          Corporate Banking

                                  ABN ARMO Bank, N.V., as a U.S. Lender

                                  By:/s/ DAVID C. SAGERS
                                     ---------------------------------------
                                  Title:  VICE PRESIDENT


                                  By:/s/ THOMAS M. TOERPE
                                     ---------------------------------------
                                  Title:  Vice President


                                  ARAB BANKING CORPORATION, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  AUSTRALIA AND NEW ZEALAND BANKING
                                    GROUP LIMITED as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  BANK OF AMERICA CANADA, as a
                                    Canadian Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  BANK OF AMERICA ILLINOIS, as a
                                    Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as a
                                    Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  ABN ARMO Bank, N.V., as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  By:
                                     ---------------------------------------
                                  Title:

                                  ARAB BANKING CORPORATION, as a U.S. Lender

                                  By:  /s/ Sheldon Tilney
                                     ---------------------------------------
                                  Title:  Deputy General Manager


                                  AUSTRALIA AND NEW ZEALAND BANKING
                                    GROUP LIMITED, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  BANK OF AMERICA CANADA, as a
                                    Canadian Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  BANK OF AMERICA ILLINOIS, as a
                                    Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as a
                                    Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  ABN AMRO Bank, N.V., as a U.S.
                                    Lender


                                  By:
                                     ---------------------------------------
                                  Title:


                                  By:
                                     ---------------------------------------
                                  Title:


                                  ARAB BANKING CORPORATION, as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  AUSTRALIA AND NEW ZEALAND BANKING
                                    GROUP LIMITED, as a U.S. Lender


                                  By:  /s/ ?????
                                     ---------------------------------------
                                     Title: First Vice President


                                  BANK OF AMERICA CANADA, as a
                                    Canadian Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  BANK OF AMERICA ILLINOIS, as a
                                    Co-Agent and a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as a
                                    Co-Agent and a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:

                                  ABN AMRO Bank, N.V., as a U.S.
                                    Lender


                                  By:
                                     ---------------------------------------
                                  Title:


                                  By:
                                     ---------------------------------------
                                  Title:


                                  ARAB BANKING CORPORATION, as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  AUSTRALIA AND NEW ZEALAND BANKING
                                    GROUP LIMITED, as a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  BANK OF AMERICA CANADA, as a
                                    Canadian Lender


                                  By: /s/ Doug Linkletter
                                      --------------------------------------
                                      Title:  Vice President


                                  BANK OF AMERICA ILLINOIS, as a
                                    Co-Agent and a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as a
                                    Co-Agent and a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:

                                  ABN AMRO Bank, N.V., as a U.S.
                                    Lender


                                  By:
                                     ---------------------------------------
                                  Title:


                                  By:
                                     ---------------------------------------
                                  Title:


                                  ARAB BANKING CORPORATION, as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                  Title:


                                  AUSTRALIA AND NEW ZEALAND BANKING
                                    GROUP LIMITED, as a U.S. Lender


                                  By:
                                     ---------------------------------------
                                  Title:



                                  BANK OF AMERICA CANADA, as a
                                    Canadian Lender


                                  By:
                                     ---------------------------------------
                                  Title:


                                  BANK OF AMERICA ILLINOIS, as a
                                    Co-Agent and a U.S. Lender


                                  By: /s/ Claire Liu
                                     ---------------------------------------
                                  Title:  Vice President


                                  BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as a
                                    Co-Agent and a U.S. Lender


                                  By: /s/ Claire Liu
                                     ---------------------------------------
                                  Title:  Vice President

                                  BANK OF HAWAII, as a U.S. Lender


                                  By: /s/ Donna Parker
                                     ---------------------------------------
                                     Title:  Asst. Vice President


                                  BANK OF MONTREAL, as a Co-Agent,
                                    a U.S. Lender and a Canadian
                                    Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF NEW YORK, as a Co-Agent
                                    and a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF NOVA SCOTIA, as a
                                    Co-Agent, a U.S. Lender and a
                                    Canadian Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF SCOTLAND, as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  BANK POLSKA KASA OPIEKI S.A., as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:

                                  BANK OF HAWAII, as a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  BANK OF MONTREAL, as a Co-Agent,
                                    a U.S. Lender and a Canadian
                                    Lender


                                  By: /s/ Marc R. Heyden
                                     ---------------------------------------
                                             Marc R. Heyden
                                     Title:  Director


                                  THE BANK OF NEW YORK, as a Co-Agent
                                    and a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF NOVA SCOTIA, as a
                                    Co-Agent, a U.S. Lender and a
                                    Canadian Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF SCOTLAND, as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  BANK POLSKA KASA OPIEKI S.A., as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:

                                  BANK OF HAWAII, as a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  BANK OF MONTREAL, as a Co-Agent,
                                    a U.S. Lender and a Canadian
                                    Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF NEW YORK, as a Co-Agent
                                    and a U.S. Lender


                                  By: /s/ Sarah Powell-Goldman
                                     ---------------------------------------
                                     Title:  Assistant Vice President


                                  THE BANK OF NOVA SCOTIA, as a
                                    Co-Agent, a U.S. Lender and a
                                    Canadian Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF SCOTLAND, as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  BANK POLSKA KASA OPIEKI S.A., as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:

                                  BANK OF HAWAII, as a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  BANK OF MONTREAL, as a Co-Agent,
                                    a U.S. Lender and a Canadian
                                    Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF NEW YORK, as a Co-Agent
                                    and a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF NOVA SCOTIA, as a
                                    Co-Agent, a U.S. Lender


                                  By: /s/ F.C.H. Ashby
                                     ---------------------------------------
                                     Title:       F.C.H. Ashby
                                            Senior Manager Loan Operations


                                  THE BANK OF SCOTLAND, as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  BANK POLSKA KASA OPIEKI S.A., as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:

                                  BANK OF HAWAII, as a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  BANK OF MONTREAL, as a Co-Agent,
                                    a U.S. Lender and a Canadian
                                    Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF NEW YORK, as a Co-Agent
                                    and a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF NOVA SCOTIA, as a
                                    Co-Agent, a U.S. Lender and a
                                    Canadian Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF SCOTLAND, as a
                                    U.S. Lender


                                  By:   /s/ Catherine M. Oniffrey
                                     ---------------------------------------
                                            Catherine M. Oniffrey
                                     Title: Vice President
                                            Bank of Scotland


                                  BANK POLSKA KASA OPIEKI S.A., as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:

                                  BANK OF HAWAII, as a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  BANK OF MONTREAL, as a Co-Agent,
                                    a U.S. Lender and a Canadian
                                    Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF NEW YORK, as a Co-Agent
                                    and a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF NOVA SCOTIA, as a
                                    Co-Agent, a U.S. Lender and a
                                    Canadian Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF SCOTLAND, as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  BANK POLSKA KASA OPIEKI S.A., as a
                                    U.S. Lender


                                  By: /s/ ?????
                                     ---------------------------------------
                                     Title:  Vice President

                                  By:    /s/ Mark A. Harrington
                                     ---------------------------------------
                                             Mark A. Harrington
                                     Title:  Vice President &
                                             Regional Manager


                                  BANQUE FRANCAISE DU COMMERCE
                                    EXTERIEUR, as a U.S. Lender


                                  By:   /s/ David H. Lerner
                                     ---------------------------------------
                                            David H. Lerner
                                     Title: Vice President


                                  C.M. LIFE INSURANCE CO., as a U.S.
                                    Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  CANADIAN IMPERIAL BANK OF COMMERCE
                                    as a Co-Agent, a U.S. Lender
                                    and a Canadian Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE CHASE MANHATTAN BANK N.A., as a
                                    Co-Agent and a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  CHIAO TUNG BANKING COMPANY,
                                    LIMITED, NEW YORK AGENCY, as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE CHUO TRUST & BANKING CO.,
                                    LIMITED NEW YORK AGENCY, as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:

                                  BANQUE FRANCAISE DU COMMERCE
                                    EXTERIEUR, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:


                                  C.M. LIFE INSURANCE CO., as a U.S.
                                    Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  CANADIAN IMPERIAL BANK OF COMMERCE
                                    as a Co-Agent, a U.S. Lender
                                    and a Canadian Lender


                                  By: /s/ Gary C. Gaskill
                                     ---------------------------------------
                                          Gary C. Gaskill
                                     Title:  Authorized Signatory


                                  THE CHASE MANHATTAN BANK N.A., as a
                                    Co-Agent and a U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  CHIAO TUNG BANKING COMPANY,
                                    LIMITED, NEW YORK AGENCY, as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE CHUO TRUST & BANKING CO.,
                                    LIMITED NEW YORK AGENCY, as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                     Title:

                                  BANQUE FRANCAISE DU COMMERCE
                                    EXTERIEUR, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:


                                  C.M. LIFE INSURANCE CO., as a U.S.
                                  Lender

                                  By:
                                     ---------------------------------------
                                     Title:


                                  CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as a Co-Agent, a U.S. Lender
                                    and a Canadian Lender

                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE CHASE MANHATTAN BANK N.A., as a
                                    Co-Agent and a U.S. Lender

                                  By:  /s/ Carol A. Ulmer
                                     ---------------------------------------
                                     Title:  Vice President


                                  CHIAO TUNG BANKING COMPANY,
                                    LIMITED, NEW YORK AGENCY, as a
                                    U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE CHUO TRUST & BANKING CO.,
                                    LIMITED, NEW YORK AGENCY, as a
                                    U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:

                                  BANQUE FRANCAISE DU COMMERCE
                                    EXTERIEUR, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:


                                  C.M. LIFE INSURANCE CO., as a U.S.
                                  Lender

                                  By:
                                     ---------------------------------------
                                     Title:


                                  CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as a Co-Agent, a U.S. Lender
                                    and a Canadian Lender

                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE CHASE MANHATTAN BANK N.A., as a
                                    Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:


                                  CHIAO TUNG BANKING COMPANY,
                                    LIMITED, NEW YORK AGENCY, as a
                                    U.S. Lender

                                  By:  /s/   Peter L.Y. Tseng
                                     ---------------------------------------
                                     Title:  Senior Vice President &
                                             General Manager


                                  THE CHUO TRUST & BANKING CO.,
                                    LIMITED, NEW YORK AGENCY, as a
                                    U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:

                                                                            6
                                  BANQUE FRANCAISE DU COMMERCE
                                    EXTERIEUR, as a U.S. Lender


                                  By:
                                     ---------------------------------
                                  Title:


                                  C.M. LIFE INSURANCE CO., as a U.S.
                                  Lender


                                  By:
                                     ---------------------------------
                                  Title:


                                  CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as a Co-Agent, a U.S. Lender
                                    and a Canadian Lender


                                  By:
                                     ---------------------------------
                                  Title:


                                  THE CHASE MANHATTAN BANK N.A., as a
                                    Co-Agent and a U.S. Lender


                                  By:
                                     ---------------------------------
                                  Title:


                                  CHIAO TUNG BANKING COMPANY,
                                    LIMITED, NEW YORK AGENCY, as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------
                                  Title:


                                  THE CHUO TRUST & BANKING CO.,
                                    LIMITED, NEW YORK AGENCY, as a
                                    U.S. Lender


                                  By: /s/ S. Teruyama
                                     ---------------------------------
                                  Title:  Deputy General Manager

                                  CITIBANK CANADA, as a Canadian
                                    Lender


                                  By:/s/ Roderick J. Smith
                                     --------------------------------------
                                  Title: RODERICK J. SMITH, VP


                                  CITIBANK, N.A. as a Co-Agent and a
                                    U.S. Lender


                                  By:
                                     -------------------------------------
                                  Title:


                                  COMMERZBANK AKTIENGESELLSCHAFT,
                                    CHICAGO BRANCH, as a Co-Agent
                                    and a U.S. Lender


                                  By:
                                     --------------------------------------
                                  Title:


                                  By:
                                     --------------------------------------
                                  Title:


                                  COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., as a U.S.
                                    Lender


                                  By:
                                     --------------------------------------
                                  Title:


                                  CREDIT AGRICOLE, as a U.S. Lender


                                  By:
                                     --------------------------------------
                                  Title:


                                  CREDIT AGRICOLE, as a U.S. Lender


                                  By:
                                     --------------------------------------
                                  Title:


                                  CREDIT LYONNAIS NEW YORK BRANCH,
                                    as a Co-Agent and a U.S. Lender


                                  By:
                                     --------------------------------------
                                  Title:

                                                                               7
                                       CITIBANK CANADA, as a Canadian
                                         Lender


                                       By:
                                          ----------------------------------
                                          Title:


                                       CITIBANK, N.A. as a Co-Agent and a
                                         U.S. Lender


                                       By:/s/ Marjorie Futornick
                                          ----------------------------------
                                          Title:   Marjorie Futornick
                                                   Vice President


                                       COMMERZBANK AKTIENCESELLSCHAFT,
                                         CHICAGO BRANCH, as a Co-Agent
                                         and a U.S. Lender


                                       By:
                                          ----------------------------------
                                          Title:


                                       By:
                                          ----------------------------------
                                          Title:


                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                         BOERENLEENBANK B.A., as a U.S.
                                         Lender


                                       By:
                                          ----------------------------------
                                          Title:


                                       CREDIT AGRICOLE, as a U.S. Lender


                                       By:
                                          ----------------------------------
                                          Title:


                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                         as a Co-Agent and a U.S. Lender


                                       By:
                                          ----------------------------------
                                          Title:

                                  CITIBANK CANADA, as a Canadian
                                   Lender

                                  By:
                                     ---------------------------------------
                                     Title:

                                  Citibank, N.A. as a Co-Agent and a
                                    U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:

                                  COMMERZBANK AKTIENGESELLSCHAFT,
                                    CHICAGO BRANCH, as a Co-Agent
                                    and a U.S. Lender

                                  By: /s/ Paul Karlin
                                     ---------------------------------------
                                     Title:  Paul Karlin, Assistant Cashier

                                  By: /s/ Helmut R. Tollner
                                      --------------------------------------
                                      Title: ????
                                             Executive Vice President

                                  COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEEBANK B.A., as a U.S.
                                    Lender

                                  By:
                                     ---------------------------------------
                                     Title:


                                  CREDIT AGRICOLE, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:

                                  CREDIT LYONNAIS NEW YORK BRANCH,
                                    as a Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:

                                  CITIBANK CANADA, as a Canadian
                                   Lender

                                  By:
                                     ----------------------------------------
                                     Title:

                                  Citibank, N.A. as a Co-Agent and a
                                    U.S. Lender

                                  By:
                                     ----------------------------------------
                                     Title:

                                  COMMERZBANK AKTIENGESELLSCHAFT,
                                    CHICAGO BRANCH, as a Co-Agent
                                    and a U.S. Lender

                                  By:
                                      ---------------------------------------
                                      Title:

                                  By:
                                      ---------------------------------------
                                      Title:

                                  COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEEBANK B.A., as a U.S.
                                    Lender

                                  By: /s/ Elizabeth L. Hand  /s/ Ian Peace
                                     ----------------------------------------
                                     Title: Vice President   Vice President &
                                                                 Manager

                                  CREDIT AGRICOLE, as a U.S. Lender

                                  By:
                                     ----------------------------------------
                                     Title:

                                  CREDIT LYONNAIS NEW YORK BRANCH,
                                    as a Co-Agent and a U.S. Lender

                                  By:
                                     ----------------------------------------
                                     Title:

                                  CITIBANK CANADA, as a Canadian
                                   Lender

                                  By:
                                     ---------------------------------------
                                     Title:

                                  Citibank, N.A. as a Co-Agent and a
                                    U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:

                                  COMMERZBANK AKTIENGESELLSCHAFT,
                                    CHICAGO BRANCH, as a Co-Agent
                                    and a U.S. Lender

                                  By:
                                     --------------------------------------
                                     Title:

                                  By:
                                     --------------------------------------
                                     Title:

                                  COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., as a U.S.
                                    Lender

                                  By:
                                     ---------------------------------------
                                     Title:

                                  CREDIT AGRICOLE, as a U.S. Lender

                                  By: /s/ Dean Balice
                                     ---------------------------------------
                                     Title: Senior Vice President
                                              Branch Manager

                                  CREDIT LYONNAIS NEW YORK BRANCH,
                                    as a Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:

                                  CITIBANK CANADA, as a CANADIAN
                                    Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  CITIBANK, N.A. as a Co-Agent and a
                                    U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  COMMERZBANK AKTIENGESELLSCHAFT,
                                   CHICAGO BRANCH, as a Co-Agent
                                   and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  By:
                                     ---------------------------------------
                                  Title:

                                  COOPERATIVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., as a U.S.
                                    Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  CREDIT AGRICOLE, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  CREDIT LYONNAIS NEW YORK BRANCH,
                                    as a Co-Agent and a U.S. Lender

                                  By: /s/ ????
                                     ---------------------------------------
                                  Title:  SUP

                                  CREDIT SUISSE, as a Co-Agent and
                                     a U.S. Lender

                                  By: /s/ JAN KOPOL
                                     ---------------------------------------
                                  Title:  MEMBER OF SENIOR MANAGEMENT


                                  By: /s/ KRISTINN R. KRISTINSSON
                                     ---------------------------------------
                                  Title:  ASSOCIATE

                                  DAI-ICHI KANGYO, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  DEUTSCHE BANK AG NEW YORK AND/OR
                                    GRAND CAYMAN ISLANDS BRANCHES,
                                    as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  By:
                                     ---------------------------------------
                                  Title:

                                  DEUTSCHE BANK CANADA, as a
                                    Canadian Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  By:
                                     ---------------------------------------
                                  Title:

                                  FARM CREDIT SERVICES OF THE
                                  MIDLANDS FLCA, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  CREDIT SUISSE, as a Co-Agent and
                                     a U.S. Lender

                                  By:
                                     ----------------------------------------
                                  Title:


                                  By:
                                     ---------------------------------------
                                  Title:

                                  DAI-ICHI KANGYO, as a U.S. Lender

                                  By: /s/ Mitsuaki Yaamasaki
                                     ---------------------------------------
                                  Title: A.V.P.

                                  DEUTSCHE BANK AG NEW YORK AND/OR
                                    GRAND CAYMAN ISLANDS BRANCHES,
                                    as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  By:
                                     ---------------------------------------
                                  Title:

                                  DEUTSCHE BANK CANADA, as a
                                    Canadian Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  By:
                                     ---------------------------------------
                                  Title:

                                  FARM CREDIT SERVICES OF THE
                                  MIDLANDS FLCA, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  CREDIT SUISSE, as a Co-Agent and
                                    a U.S. Lender

                                  By:
                                     ----------------------------------------
                                  Title:


                                  By:
                                     ---------------------------------------
                                  Title:

                                  DAI-ICHI KANGYO, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  DEUTSCHE BANK AG NEW YORK AND/OR
                                    GRAND CAYMAN ISLANDS BRANCHES,
                                    as a U.S. Lender

                                  By: /s/ Krys Szrenski
                                     ---------------------------------------
                                  Title:  Vice President

                                  By:
                                     ---------------------------------------
                                  Title:

                                  DEUTSCHE BANK CANADA, as a
                                    Canadian Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  By:
                                     ---------------------------------------
                                  Title:

                                  FARM CREDIT SERVICES OF THE
                                  MIDLANDS FLCA, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  CREDIT SUISSE, as a Co-Agent and
                                    a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  By:
                                     ---------------------------------------
                                  Title:


                                  DAI-ICUI KANGYO, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  DEUTSCHE BANK AG NEW YORK AND/OR
                                    GRAND CAYMAN ISLANDS BRANCHES,
                                    as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  By:
                                     ---------------------------------------
                                  Title:


                                  DEUTSCHE BANK CANADA, as a
                                    Canadian Lender

                                  By: /s/ Geoffrey Scott
                                     ---------------------------------------
                                  Title:  Vice President

                                  By: /s/ Gregory Kucik
                                     ---------------------------------------
                                  Title:  Assistant Vice President


                                  FARM CREDIT SERVICES OF THE
                                    MIDLANDS FLCA, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  CREDIT SUISSE, as a Co-Agent and
                                  as a U.S. Lender

                                  By:
                                      --------------------------------------
                                      Title:

                                  By:
                                      --------------------------------------
                                      Title:


                                  DAI-ICHI KANGYO, as a U.S. Lender


                                  By:
                                      --------------------------------------
                                      Title:


                                  DEUTSCHE BANK AG NEW YORK AND/OR
                                    GRAND CAYMAN ISLANDS BRANCHES,
                                    as a U.S. Lender

                                  By:
                                      --------------------------------------
                                      Title:

                                  By:
                                      --------------------------------------
                                      Title:


                                  DEUTSCHE BANK CANADA, as a Canadian Lender

                                  By:
                                      --------------------------------------
                                      Title:

                                  By:
                                      --------------------------------------
                                      Title:


                                  FARM CREDIT SERVICES OF THE
                                  MIDLANDS FLCA, as a U.S. Lender


                                  By: /s/ Gene W. Selk
                                      --------------------------------------
                                      Title: Senior Vice President

                                  FARM CREDIT SERVICES OF THE
                                  MIDLANDS PCA, as a U.S. Lender

                                  By: /s/ Gene W. Selk
                                     ---------------------------------------
                                     Title:  Senior Vice President


                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                    as a Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:

                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE FUJI BANK, LIMITED, HOUSTON
                                    AGENCY, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:


                                  HERITAGE BANK AND TRUST, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:


                                  INDUSTRIAL BANK OF JAPAN, LIMITED
                                  CHICAGO BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:


                                  LTCB TRUST COMPANY
                                    as a Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                     Title:

                                  FARM CREDIT SERVICES OF THE
                                     MIDLANDS PCA, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                    as a Co-Agent and a U.S. Lender

                                  By: /s/ Sal Fall Paglione
                                     ---------------------------------------
                                  Title:  As Authorized Agent

                                  By: /s/ Sal Fall Paglione
                                     ---------------------------------------
                                  Title:  As Authorized Agent


                                  THE FUJI BANK, LIMITED, HOUSTON
                                    AGENCY, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  HERITAGE BANK AND TRUST, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  INDUSTRIAL BANK OF JAPAN, LIMITED
                                    CHICAGO BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  LTCB TRUST COMPANY
                                    as a Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  FARM CREDIT SERVICES OF THE
                                     MIDLANDS PCA, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                    as a Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE FUJI BANK, LIMITED, HOUSTON
                                    AGENCY, as a U.S. Lender

                                  By: /s/ Peter L. Chinnici

                                     ---------------------------------------
                                          Peter L. Chinnici
                                  Title:  Joint General Manager


                                  HERITAGE BANK AND TRUST, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  INDUSTRIAL BANK OF JAPAN, LIMITED
                                    CHICAGO BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  LTCB TRUST COMPANY
                                    as a Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  FARM CREDIT SERVICES OF THE
                                     MIDLANDS PCA, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                    as a Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE FUJI BANK, LIMITED, HOUSTON
                                    AGENCY, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  HERITAGE BANK AND TRUST, as a U.S. Lender

                                  By: /s/ Susan P. Jensen
                                     ---------------------------------------
                                  Title:  Vice President


                                  INDUSTRIAL BANK OF JAPAN, LIMITED
                                    CHICAGO BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  LTCB TRUST COMPANY
                                    as a Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  FARM CREDIT SERVICES OF THE
                                     MIDLANDS PCA, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                    as a Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE FUJI BANK, LIMITED, HOUSTON
                                    AGENCY, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  HERITAGE BANK AND TRUST, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  INDUSTRIAL BANK OF JAPAN, LIMITED
                                    CHICAGO BRANCH, as a U.S. Lender

                                  By: /s/ Hiroaki Nakamura
                                     ---------------------------------------
                                  Title:  Joint General Manager


                                  LTCB TRUST COMPANY
                                    as a Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  FARM CREDIT SERVICES OF THE
                                     MIDLANDS PCA, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                    as a Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE FUJI BANK, LIMITED, HOUSTON
                                    AGENCY, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  HERITAGE BANK AND TRUST, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  INDUSTRIAL BANK OF JAPAN, LIMITED
                                    CHICAGO BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  LTCB TRUST COMPANY
                                    as a Co-Agent and a U.S. Lender

                                  By: /s/ John J Sullivan
                                     ---------------------------------------
                                  Title:  Executive Vice President

                                  MANUFACTURERS BANK, as a U.S.
                                    Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                    COMPANY, as a U.S. Lender

                                  By: /s/ Thomas Li
                                     ---------------------------------------
                                  Title:  Managing Director


                                  THE MITSUBISHI BANK, LIMITED, as a
                                    U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  MITSUI TRUST & BANKING CO., LTD
                                    NEW YORK BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:



                                  J.P. MORGAN BANK OF CANADA, as a
                                    Canadian Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK, as Co-Agent and as a
                                    U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                       MANUFACTURERS BANK, as a U.S.
                                         Lender


                                       By:
                                          ----------------------------------
                                          Title:


                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY, as a U.S. Lender


                                       By:
                                          ----------------------------------
                                          Title:


                                       THE BANK OF TOKYO-MITSUBISHI,
                                         LIMITED, CHICAGO BRANCH, as a
                                         U.S. Lender


                                       By: /s/ Wayne Yamanaka
                                          ----------------------------------
                                          Title: DEPUTY GENERAL MANAGER


                                       MITSUI TRUST & BANKING CO., LTD.
                                       NEW YORK BRANCH, as a U.S. Lender


                                       By:
                                          ----------------------------------
                                          Title:


                                       J.P. MORGAN BANK OF CANADA, as a
                                         Canadian Lender


                                       By:
                                          ----------------------------------
                                          Title:


                                       MORGAN GUARANTY TRUST COMPANY OF
                                         NEW YORK, as Co-Agent and as a
                                         U.S. Lender


                                       By:
                                          ----------------------------------
                                          Title:

                                  MANUFACTURERS BANK, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                    COMPANY, as a U.S. Lender


                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE MITSUBISHI BANK, LIMITED, as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                  Title:


                                  MITSUI TRUST & BANKING CO., LTD.
                                  NEW YORK BRANCH, as a U.S. Lender


                                  By:  /s/Shigeru Tsujimoto
                                     ---------------------------------------
                                  Title:  Senior Vice President & Manager
                                          Corporate Finance


                                  J.P. MORGAN BANK OF CANADA, as a
                                    Canadian Lender


                                  By:
                                     ---------------------------------------
                                  Title:


                                  MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK, as Co-Agent and as a
                                    U.S. Lender


                                  By:
                                     ---------------------------------------
                                  Title:

                                       MANUFACTURERS BANK, as a U.S.
                                         Lender


                                       By:
                                          --------------------------------
                                          Title:


                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY, as a U.S. Lender


                                       By:
                                          --------------------------------
                                          Title:


                                       THE MITSUBISHI BANK, LIMITED, as a
                                         U.S. Lender


                                       By:
                                          --------------------------------
                                          Title:


                                       MITSUI TRUST & BANKING CO., LTD.
                                       NEW YORK BRANCH, as a U.S. Lender


                                       By:
                                          --------------------------------
                                          Title:


                                       J.P. MORGAN BANK OF CANADA, as a
                                         Canadian Lender


                                       By:
                                          --------------------------------
                                          Title:


                                       MORGAN GUARANTY TRUST COMPANY OF
                                         NEW YORK, as Co-Agent and as a
                                         U.S. Lender


                                       By: /s/ Douglas A. Cruikshank
                                          --------------------------------
                                          Title: DOUGLAS A. CRUIKSHANK
                                                 Vice President

                                       NATIONAL AUSTRALIA BANK LIMITED, as
                                         a U.S. Lender  A.C.N. 004041937


                                       By:    Susan C. Julien
                                          --------------------------------
                                          Title: Vice President


                                       NATIONSBANK OF TEXAS, N.A. as a
                                         Co-Agent and a U.S. Lender


                                       By:
                                          --------------------------------
                                          Title:


                                       NORDDEUTSCHE LANDESBANK
                                         GIROZENTRALE, as a U.S. Lender


                                       By:
                                          --------------------------------
                                          Title:


                                       THE NORTHERN TRUST COMPANY,
                                         as a U.S. Lender


                                       By:
                                          --------------------------------
                                          Title:


                                       PT. BANK NEGARA INDONESIA,
                                         (PERSERO) as a U.S. Lender


                                       By:
                                          --------------------------------
                                          Title:


                                       PROSPECT STREET SENIOR PORTFOLIO,
                                         L.P., as a U.S. Lender


                                       By:
                                          --------------------------------
                                          Title:

                                       NATIONAL AUSTRALIA BANK LIMITED, as
                                         a U.S. Lender


                                       By:
                                          ----------------------------------
                                          Title:


                                       NATIONSBANK OF TEXAS, N.A. as a
                                         Co-Agent and a U.S. Lender


                                       By:  /s/ Percy W. Bercer
                                          ----------------------------------
                                          Title:  Senior Vice President


                                       NORDDEUTSCHE LANDESBANK
                                         GIROZENTRALE, as a U.S. Lender


                                       By:
                                          ----------------------------------
                                          Title:


                                       THE NORTHERN TRUST COMPANY,
                                         as a U.S. Lender


                                       By:
                                          ----------------------------------
                                          Title:


                                       PT. BANK NEGARA INDONESIA,
                                         (PERSERO) as a U.S. Lender


                                       By:
                                          ----------------------------------
                                          Title:


                                       PROSPECT STREET SENIOR PORTFOLIO,
                                         L.P., as a U.S. Lender


                                       By:
                                          ----------------------------------
                                          Title:

                                  NATIONAL AUSTRALIA BANK LIMITED, as
                                       a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  NATIONSBANK OF TEXAS, N.A. as a
                                       Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  NORDDEUTSCHE LANDESBANK
                                       GIROZENTRALE, as a U.S. Lender

                                  By:  /s/Stephen K. Hunter
                                     ---------------------------------------
                                  Title:  Senior Vice President

                                  By:  /s/ Raimund Ferley
                                     ---------------------------------------
                                  Title:  Vice President


                                  THE NORTHERN TRUST COMPANY,
                                       as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  PT. BANK NEGARA INDONESIA,
                                       (PERSERO) as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  PROSPECT STREET SENIOR PORTFOLIO,
                                       L.P., as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  NATIONAL AUSTRALIA BANK LIMITED, as
                                       a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  NATIONSBANK OF TEXAS, N.A. as a
                                       Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  NORDDEUTSCHE LANDESBANK
                                       GIROZENTRALE, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE NORTHERN TRUST COMPANY,
                                       as a U.S. Lender

                                  By:  Julie J. Wigdale
                                     ---------------------------------------
                                  Title:  Vice President


                                  PT. BANK NEGARA INDONESIA,
                                       (PERSERO) as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  PROSPECT STREET SENIOR PORTFOLIO,
                                       L.P., as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  NATIONAL AUSTRALIA BANK LIMITED, as
                                       a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  NATIONSBANK OF TEXAS, N.A. as a
                                       Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  NORDDEUTSCHE LANDESBANK
                                       GIROZENTRALE, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE NORTHERN TRUST COMPANY,
                                       as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  PT. BANK NEGARA INDONESIA,
                                       (PERSERO) as a U.S. Lender

                                  By:  /s/Dewa Suthapa
                                     ---------------------------------------
                                  Title:  General Manager


                                  PROSPECT STREET SENIOR PORTFOLIO,
                                       L.P., as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  NATIONAL AUSTRALIA BANK LIMITED, as
                                       a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  NATIONSBANK OF TEXAS, N.A. as a
                                       Co-Agent and a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  NORDDEUTSCHE LANDESBANK
                                       GIROZENTRALE, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE NORTHERN TRUST COMPANY,
                                       as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  PT. BANK NEGARA INDONESIA,
                                       (PERSERO) as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  PROSPECT STREET SENIOR PORTFOLIO,
                                       L.P., as a U.S. Lender

                                  By: /s/ Preston I. Carnes, Jr.
                                     ---------------------------------------
                                  Title:  Vice President

                                  THE SANWAN BANK, LIMITED, CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:  /s/ Gordon R. Holtly
                                     ---------------------------------------
                                  Title: Vice President & Manager


                                  SOCIETE GENERALE, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  SUMITOMO BANK, LIMITED, CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  SUMITOMO TRUST & BANKING CO., LTD.
                                    NEW YORK BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE TOKAI BANK, LIMITED - CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:  General Manager


                                  THE TORONTO-DOMINION BANK, as a Co-
                                    Agent, a U.S. Lender and a
                                    Canadian Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  THE SANWA BANK, LIMITED, CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  SOCIETE GENERALE, as a U.S. Lender

                                  By:  /s/Seth Asofsky
                                     ---------------------------------------
                                  Title: Vice President


                                  SUMITOMO BANK, LIMITED, CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  SUMITOMO TRUST & BANKING CO., LTD.
                                    NEW YORK BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE TOKAI BANK, LIMITED - CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE TORONTO-DOMINION BANK, as a Co-
                                    Agent, a U.S. Lender and a
                                    Canadian Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  THE SANWA BANK, LIMITED, CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  SOCIETE GENERALE, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  SUMITOMO BANK, LIMITED, CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:  /s/ A. Jwam
                                     ---------------------------------------
                                  Title: Joint General Manager


                                  SUMITOMO TRUST & BANKING CO., LTD.
                                    NEW YORK BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE TOKAI BANK, LIMITED - CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE TORONTO-DOMINION BANK, as a Co-
                                    Agent, a U.S. Lender and a
                                    Canadian Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  THE SANWA BANK, LIMITED, CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  SOCIETE GENERALE, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  SUMITOMO BANK, LIMITED, CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  SUMITOMO TRUST & BANKING CO., LTD.
                                    NEW YORK BRANCH, as a U.S. Lender

                                  By:  /s/Suraj Bhatia
                                     ---------------------------------------
                                  Title:  Senior Vice President


                                  THE TOKAI BANK, LIMITED - CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE TORONTO-DOMINION BANK, as a Co-
                                    Agent, a U.S. Lender and a
                                    Canadian Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  THE SANWA BANK, LIMITED, CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  SOCIETE GENERALE, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  SUMITOMO BANK, LIMITED, CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  SUMITOMO TRUST & BANKING CO., LTD.
                                    NEW YORK BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE TOKAI BANK, LIMITED - CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:  /s/Hiroshi Tanaka
                                     ---------------------------------------
                                  Title: General Manager


                                  THE TORONTO-DOMINION BANK, as a Co-
                                    Agent, a U.S. Lender and a
                                    Canadian Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                                  THE SANWA BANK, LIMITED, CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  SOCIETE GENERALE, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  SUMITOMO BANK, LIMITED, CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  SUMITOMO TRUST & BANKING CO., LTD.
                                    NEW YORK BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE TOKAI BANK, LIMITED - CHICAGO
                                    BRANCH, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  THE TORONTO-DOMINION BANK, as a Co-
                                    Agent, a U.S. Lender and a
                                    Canadian Lender

                                  By:  /s/Kimberly Burleson
                                     ---------------------------------------
                                  Title: MGR. CR ADMIN.

                                  UNION BANK, A DIVISION OF UNION BANK OF
                                    CALIFORNIA, N.A.
                                    as a U.S. Lender

                                  By: /s/ John P. Baier
                                     ---------------------------------------
                                  Title:  Vice President


                                  UNITED JERSEY BANK, as a U.S.
                                    Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  VAN KAMPEN MERRITT PRIME RATE
                                    INCOME TRUST, as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  WESTDEUTSCHE LANDESBANK
                                    GIROZENTRALE NEW YORK BRANCH as a
                                    U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:



                                  THE YASUDA TRUST & BANKING CO.,
                                    LTD., as a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:


                                  BANK AUSTRIA AKTIENGESELLSCHAFT, as
                                    a U.S. Lender

                                  By:
                                     ---------------------------------------
                                  Title:

                              United Jersey Bank
                             Large Corporate Group
                            512 Township Line Road
                                   Suite 280
                             Blue Bell, PA  19422
                             Fax # (215) 619-4820


DATE:             5/13/96
                  ---------------------------------------------------

TO:               John McShane
                  ---------------------------------------------------

COMPANY:          Simpson
                  ---------------------------------------------------

DEPARTMENT:
                  ---------------------------------------------------

TELEPHONE:
                  ---------------------------------------------------

FROM:             Chris Annas
                  ---------------------------------------------------

MESSAGE:
                  ---------------------------------------------------

       You will receive  1  pages in addition to this page.
                        ---

- -------------------------------------------------------------------------------
CONFIDENTIALITY NOTE:
The information in this facsimile message is legally privileged and confidential information intended only for the use of the individual or entity named above.
If the reader of this message is not the intended recipient, you are hereby notified that any dissemination, distribution or copy of this telecopy is strictly prohibited. If you have received this telecopy in error, please immediately notify us by telephone and return the original message to us at the address above via the United States Postal Service. Thank you.
- --------------------------------------------------------------------------------


                                          --------------------------------------


                                                                           13

                                       UNION BANK, as a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       UNITED JERSEY BANK, as a U.S. Lender

                                       By:/s/  Christopher J. Annas
                                          -----------------------------------
                                          Title:  Vice President

                                       VAN KAMPEN MERRITT PRIME RATE
                                         INCOME TRUST, as a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:


                                       WESTDEUTSCHE LANDESBANK
                                         GIROZENTRALE NEW YORK BRANCH as a
                                         U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       THE YASUDA TRUST & BANKING CO.,
                                         LTD., as a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       BANK AUSTRIA AKTIENGESELLSCHAFT, as
                                        a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:



Deliver to:  00753 - MCSHANE, JOHN B

                                       UNION BANK, as a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       UNITED JERSEY BANK, as a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title: VAN KAMPEN AMERICAN CAPITAL
                                                 PRIME RATE INCOME TRUST

                                       VAN KAMPEN MERRITT
                                        PRIME RATE INCOME TRUST, as a U.S.
                                        Lender

                                       By: /s/ Jeffrey W. Maillet
                                          -----------------------------------
                                          Title:  Sr. Vice Pres., Portfolio Mgr.

                                       WESTDEUTSCHE LANDESBANK
                                         GIROZENTRALE NEW YORK BRANCH as a
                                         U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       THE YASUDA TRUST & BANKING CO.,
                                         LTD., as a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       BANK AUSTRIA AKTIENCESELLSCHAFT, as
                                        a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       UNION BANK, as a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       UNITED JERSEY BANK, as a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       VAN KAMPEN MERRITT PRIME RATE
                                         INCOME TRUST, as a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       WESTDEUTSCHE LANDESBANK
                                         GIROZENTRALE NEW YORK BRANCH as a
                                         U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       THE YASUDA TRUST & BANKING CO.
                                         LTD., as a Lender

                                       By:  Joseph C. Meek
                                          -----------------------------------
                                          Title:  Asst Vice President & Manager

                                       BANK AUSTRIA AKTIENGESELLSCHAFT, as
                                        a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       UNION BANK, as a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       UNITED JERSEY BANK, as a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       VAN KAMPEN MERRITT PRIME RATE
                                         INCOME TRUST, as a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       WESTDEUTSCHE LANDESBANK
                                         GIROZENTRALE NEW YORK BRANCH as a
                                         U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:  V.P.

                                       THE YASUDA TRUST & BANKING CO.
                                         LTD., as a Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       BANK AUSTRIA AKTIENGESELLSCHAFT, as
                                        a U.S. Lender

                                       By:  /s/ Jeanine Ball
                                          -----------------------------------
                                          Title:  Assistant Vice President

                                       UNION BANK, as a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       UNITED JERSEY BANK, as a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       VAN KAMPEN MERRITT PRIME RATE
                                         INCOME TRUST, as a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       WESTDEUTSCHE LANDESBANK
                                         GIROZENTRALE NEW YORK BRANCH as a
                                         U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       THE YASUDA TRUST & BANKING CO.
                                         LTD., as a Lender

                                       By:
                                          -----------------------------------
                                          Title:

                                       BANK AUSTRIA AKTIENGESELLSCHAFT, as
                                        a U.S. Lender

                                       By:
                                          -----------------------------------
                                          Title:AVP            VP